UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 17, 2021

Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Pennsylvania	000-55983	83-1561918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

9 Old Lincoln Highway, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

(484) 568-5000 Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 par value	MRBK	The NASDAQ Stock Market

Item 5.03.            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Shareholders held on June 17, 2021, the shareholders of the Corporation approved to amend the Corporation’s Articles of Incorporation to increase the authorized numbers of shares of common stock of the Corporation from 10,000,000 shares to 25,000,000 shares. The Articles of Amendment of the Corporation were filed with the Secretary of State of the Commonwealth of Pennsylvania on June 21, 2021.

A copy of the Articles of Amendment is filed as Exhibit 3.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 5.07.            Submission of Matters to a Vote of Security Holders

The Corporation held its Annual Meeting of Shareholders on June 17, 2021 for the purpose of considering and acting upon the below proposals.

1.	A proposal to elect two (2) directors as “Class A” directors of the Board, to serve a three-year term expiring in 2024.

The shareholders of the Corporation elected the following Class A directors to each serve a three-year term expiring in 2024 by the following vote:

Director NameVotes ForVotes Withheld

Robert M. Casciato4,122,099 737,542

Kenneth H. Slack4,122,789 736,852

The following additional directors continued in office after the Annual Meeting: Christopher J. Annas, Denise Lindsay, Edward J. Hollin, Robert T. Holland, Anthony M. Imbesi, George C. Collier.

2.	A proposal for approval of amendment to the articles of incorporation to increase the authorized numbers of shares of common stock of the Corporation from 10,000,000 shares to 25,000,000 shares.

Votes For Votes AgainstVotes Abstained

3,723,328 1,696,332 3,378

3.	A proposal to ratify the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2021.

The shareholders of the Corporation ratified the appointment of Crowe LLP as the independent registered public accounting firm for the year ending December 31, 2021 by the following vote:

Votes For Votes AgainstVotes Abstained

5,414,004 8,906 127

Item 9.01.            Financial Statements and Exhibits.

(d)    Exhibits. The following exhibit is furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment of Meridian Corporation, filed with the Secretary of State of the Commonwealth of Pennsylvania on June 21, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN CORPORATION (Registrant)

Dated: June 21, 2021

	By:	/s/ Denise Lindsay

Denise Lindsay
Executive Vice President and Chief Financial Officer